SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Commission file number: 333-220497	(Rangers Sub I, LLC)
Commission file number: 333-39595-01	(FelCor Lodging Limited Partnership)

Date of Report (Date of earliest event reported): February 21, 2018

RANGERS SUB I, LLC

FELCOR LODGING LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

Maryland	(Rangers Sub I, LLC)	30-1001580
Delaware	(FelCor Lodging Limited Partnership)	75-2544994
(State or Other Jurisdiction of Incorporation or Organization)		(I.R.S. Employer Identification No.)

c/o RLJ Lodging Trust 3 Bethesda Metro Center Suite 1000 Bethesda, MD 20814	20814
(Address of principal executive offices)	(Zip Code)

(301) 280-7777

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.                                        Completion of Acquisition or Disposition of Assets.

On February 21, 2018, FelCor/CMB Marlborough Hotel, L.L.C. and DJONT/CMB FCOAM, L.L.C., subsidiaries of FelCor Lodging Limited Partnership (“FelCor LP”), completed the sale of the 229-room Embassy Suites Boston Marlborough hotel in Boston, MA pursuant to a Purchase and Sale Agreement, dated December 7, 2017. The Embassy Suites Boston Marlborough hotel was sold to RBH Acquisition L.L.C., an unrelated third party, for $23.7 million in cash. RBH Acquisition L.L.C. has no material relationship with FelCor/CMB Marlborough Hotel, L.L.C., DJONT/CMB FCOAM, L.L.C., FelCor LP or any of its affiliates, other than in respect of the transaction.

Item 9.01.                                        Financial Statements and Exhibits.

(b)                                       Pro Forma Financial Information

The unaudited pro forma condensed consolidated financial statements of FelCor LP for the year ended December 31, 2016 and for the nine months ended September 30, 2017, giving effect to the sale of the Embassy Suites Boston Marlborough hotel, are filed herewith as Exhibit 99.1 and are incorporated herein by reference.

(d)                                       Exhibits.

Exhibit Number	Description

99.1

Unaudited pro forma condensed consolidated financial statements of FelCor Lodging Limited Partnership for the year ended December 31, 2016 and the nine months ended September 30, 2017 for the sale of the Embassy Suites Boston Marlborough hotel

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANGERS SUB I, LLC

February 27, 2018	By:	/s/ Frederick D. McKalip
Frederick D. McKalip
Senior Vice President and General Counsel

FELCOR LODGING LIMITED PARTNERSHIP

	By:	Rangers General Partner, LLC,
its General Partner

February 27, 2018	By:	/s/ Frederick D. McKalip
Frederick D. McKalip
Senior Vice President and General Counsel